Exhibit 99.2

ACADIA REALTY TRUST

REPORTING SUPPLEMENT

Table of Contents
Second Quarter 2011

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	23
Total Market Capitalization	4	Opportunity Fund Properties	24
Operating Statements		Opportunity Fund Lease Expirations	25
Pro-rata Consolidation	5	Redevelopment Projects - Operating	28
Opportunity Funds	6	Redevelopment Projects - Construction and Design	29
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		RCP Venture Investments	30
and Funds Available for Distribution ("FAD")	8	Storage Portfolio	31
EBITDA	9
Same Property Net Operating Income	10
Fee Income	11	Section III - Core Portfolio Information
Balance Sheet - Pro-rata Consolidation	12
Notes Receivable	13	Core Properties	32
Other Information		Core Portfolio by State	34
2011 Guidance	14	Core Top Tenants	35
Net Asset Valuation	15	Core Lease Expirations	36
Selected Financial Ratios	16	Core New and Renewal Rent Spreads	38
Debt Analysis		Core Capital Expenditures	39
Summary	17	Portfolio Demographics	40
Detail	18	Important Notes	42
Maturities with Extension Options	21
Maturities	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, 84 properties through its core portfolio and three opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Accounting Officer
www.acadiarealty.com	(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Banc of America / Merrill Lynch	FBR Capital Markets	Keefe, Bruyette & Woods, Inc.
Craig Schmidt - (646) 855-3640	Sri Nagarajan - (646) 885-5429	Sheila K. McGrath - (212) 887-7793
craig_schmidt@ml.com	snagarajan@fbr.com	smcgrath@kbw.com

Bank of Montreal	Green Street Advisors	KeyBanc Capital Markets, Inc.
Paul Adornato, CFA - (212) 885-4170	Laura Clark - (949) 640-8780	Todd Thomas - (917) 368-2286
paul.adornato@bmo.com	lclark@greenst.com	tthomas@keybanccm.com

Citigroup - Smith Barney	Janney Montgomery Scott	Macquarie Capital (USA)
Quentin Velleley, CFA - (212) 816-6981	Andrew T. DiZio, CFA - (215) 665-6439	Rob Stevenson - (212) 231-8068
quentin.velleley@citi.com	adizio@jmsonline.com	rob.stevenson@macquarie.com

Cowen and Company	J.P. Morgan Securities, Inc.	RBC Capital Markets
Michael Gorman - (646) 562-1381	Michael W. Mueller, CFA - (212) 622-6689	Rich Moore, CFA - (440) 715-2646
michael.gorman@cowen.com	michael.w.mueller@jpmorgan.com	rich.moore@rbccm.com

UBS
Christy McElroy - (203) 719-7831
christy.mcelroy@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt1
Equity Capitalization
Total Common Shares Outstanding	98.7%	$40,331
Common Operating Partnership ("OP") Units	1.2%	493
Combined Common Shares and OP Units		40,824

Share Price June 30, 2011		20.33

Equity Capitalization - Common Shares and OP Units		829,952
Preferred OP Units		510	2
Total Equity Capitalization		830,462		65%	74%

Debt Capitalization
Consolidated debt		870,491
Adjustment to reflect pro-rata share of debt		(432,072)
Total Debt Capitalization		438,419		35%	26%

Total Market Capitalization		$1,268,881		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
	June 30, 2011		June 30, 2010
	Quarter	Year-to-date	Quarter	Year-to-date
Weighted average Common Shares - Basic EPS	40,333	40,326	40,135	40,058
Dilutive potential Common Shares	300	281	237	216
Weighted average Common Shares - Diluted EPS	40,633	40,607	40,372	40,274
OP Units	471	468	472	536
Dilutive potential OP Units	-	-	-	-
Weighted average Common Shares and OP Units - Diluted FFO	41,104	41,075	40,844	40,810

Notes:
1 Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt"). Cash balance as of June 30, 2011 was $139,178
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
Current Quarter and Year-to-Date
(in thousands)

	Year-to-date ended June 30, 2011							Three months ended June 30, 2011
	Core Retail				Opportunity Funds		Total	Core Retail				Opportunity Funds		Total
			Total							Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued		Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations	Operations		Owned	Ventures 2	Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$21,426	$3,254	$24,680	$1,259	$7,063	$9	$33,011	$10,742	$1,606	$12,348	$378	$3,674	$-	$16,400
Percentage rents	224	49	273	37	2	-	312	44	42	86	10	2	-	98
Expense reimbursements - CAM	2,466	379	2,845	289	600	-	3,734	1,213	159	1,372	55	300	-	1,727
Expense reimbursements - Taxes	3,211	477	3,688	172	552	-	4,412	1,627	239	1,866	25	323	-	2,214
Other property income	39	3	42	1	167	-	210	35	1	36	-	87	-	123
Total Property Revenues	27,366	4,162	31,528	1,758	8,384	9	41,679	13,661	2,047	15,708	468	4,386	-	20,562

PROPERTY EXPENSES
Property operating - CAM	3,424	522	3,946	537	769	-	5,252	1,657	215	1,872	175	358	-	2,405
Other property operating (Non-CAM)	1,112	43	1,155	86	1,910	-	3,151	587	16	603	23	990	-	1,616
Real estate taxes	3,999	571	4,570	286	1,032	-	5,888	2,102	287	2,389	84	564	-	3,037
Total Property Expenses	8,535	1,136	9,671	909	3,711	-	14,291	4,346	518	4,864	282	1,912	-	7,058

NET OPERATING INCOME - PROPERTIES	18,831	3,026	21,857	849	4,673	9	27,388	9,315	1,529	10,844	186	2,474	-	13,504

OTHER INCOME (EXPENSE)
Mezzanine interest income	7,289	-	7,289	-	123	-	7,412	3,057	-	3,057	-	62	-	3,119
Other interest income	114	-	114	-	-	-	114	80	-	80	-	-	-	80
Straight-line rent income, net	163	30	193	(1)	804	-	996	55	20	75	(1)	465	-	539
Straight-line ground rent expense	-	-	-	-	(44)	-	(44)	-	-	-	-	(22)	-	(22)
FAS 141 rent, net	(243)	70	(173)	-	103	-	(70)	(105)	35	(70)	-	138	-	68
FAS 141 interest expense	10	-	10	-	21	-	31	5	-	5		21	-	26
Interest expense	(8,280)	(1,851)	(10,131)	-	(1,774)	-	(11,905)	(4,346)	(937)	(5,283)		(873)	-	(6,156)
Amortization of loan costs	(248)	-	(248)	-	(313)	-	(561)	(124)	-	(124)		(148)	-	(272)
Asset and property management expense	(25)	-	(25)	-	-	-	(25)	(15)	-	(15)	-	-	-	(15)
Promote expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	574	-	574	-	-	-	574	278	-	278	-	-	-	278
Impairment of asset	-	-	-	-	(2,616)	-	(2,616)	-	-	-	-	(2,616)	-	(2,616)
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	18,185	1,275	19,460	848	977	9	21,294	8,200	647	8,847	185	(499)	-	8,533

FEE INCOME
Asset and property management fees and priority distributions	6,260	-	6,260	-	37	-	6,297	3,195	-	3,195	-	19	-	3,214
Transactional fees2	3,812	-	3,812	-	-	-	3,812	1,494		1,494	-	-	-	1,494
Provision for income taxes	(888)	-	(888)	-	79	-	(809)	(435)	-	(435)	-	37	-	(398)
FEE INCOME	9,184	-	9,184	-	116	-	9,300	4,254	-	4,254	-	56	-	4,310

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	38	-	38	-	-	-	-	(27)	-	(27)
Promote income - RCP	-	-	-	-	(28)	-	(28)	-	-	-	-	(13)	-	(13)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	36	3	39	-	7	-	46	36	3	39	-	-	-	39
Gain (loss) on extinguishment of debt	1,571	-	1,571	-	-	-	1,571	(102)	-	(102)	-	-	-	(102)
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	17	(1)	16	-	(6)	-	10	30	-	30	-	(3)	-	27
Total Promote, RCP and Other Income	1,624	2	1,626	-	11	-	1,637	(36)	3	(33)	-	(43)	-	(76)

GENERAL AND ADMINISTRATIVE	(11,365)	(8)	(11,373)	-	(189)	-	(11,562)	(5,652)	(3)	(5,655)	-	(94)	-	(5,749)

Depreciation and amortization	(6,538)	(746)	(7,284)	(343)	(2,083)	-	(9,710)	(3,460)	(381)	(3,841)	-	(1,063)	-	(4,904)
FAS 141 amortization	120	-	120	-	(308)	-	(188)	87	-	87		(190)	-	(103)
Gain on sale of properties	-	-	-	28,576	-	784	29,360	-	-	-	28,576	-	-	28,576
Income before noncontrolling interests	11,210	523	11,733	29,081	(1,476)	793	40,131	3,393	266	3,659	28,761	(1,833)	-	30,587

Noncontrolling interest - OP	(486)	-	(486)	-	-	-	(486)	(366)	-	(366)	-	-	-	(366)
Noncontrolling interests	-	-	-	-	12	-	12	-	-	-	-	13	-	13

NET INCOME	$10,724	$523	$11,247	$29,081	$(1,464)	$793	$39,657	$3,027	$266	$3,293	$28,761	$(1,820)	$-	$30,234

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2The Company has a 22.2% interest in Brandywine Portfolio ("Brandywine") and a 49% interest in the Crossroads Shopping Center ("Crossroads")  which are accounted for as unconsolidated investments in the Company's financial statements.

2Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds1
Year-to-Date
(in thousands)

	Year-to-date ended June 30, 2011
			Continuing							Continuing	Discontinued				Pro-rata
			Operations							Operations	Operations				share of
	Fund I	AKR	AKR Pro-		AKR	AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-		Fund III		AKR Pro-	Total
	Consolidated	Promote	rata share		Promote	rata share	Continuing	Discontinued	Consolidated	rata share	rata share		rata share		unconsolidated	Adjusted	rata share	AKR Pro-
	Operations3	20.00%	22.22%	Mervyns I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Fund III	affiliates4	Fund III	19.90%	rata share

PROPERTY REVENUES
Minimum rents	$1,984	$397	$355	$-	$-	$-	$14,540	$44	$14,584	$2,906	$9	$-	$-	$13,747	$3,347	$17,094	$3,403	$7,070
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	(1)	13	12	2	2
Expense reimbursements - CAM	130	26	23	-	-	-	1,667	-	1,667	333	-	-	-	649	448	1,097	218	600
Expense reimbursements - Taxes	3	1	1	-	-	-	1,116	-	1,116	223	-	-	-	1,545	103	1,648	328	552
Other property income	-	-	-	-	-	-	165	-	165	33	-	-	-	650	27	677	134	167
Total Property Revenues	2,117	423	378	-	-	-	17,488	44	17,532	3,495	9	-	-	16,590	3,938	20,528	4,085	8,391

PROPERTY EXPENSES
Property operating - CAM	212	42	38	-	-	-	2,280	1	2,281	456	-	-	-	843	324	1,167	232	769
Other property operating (Non-CAM)	515	103	92	-	-	-	2,990	-	2,990	598	-	-	-	3,439	2,175	5,614	1,117	1,910
Real estate taxes	88	18	16	-	-	-	1,977	-	1,977	395	-	-	-	2,761	275	3,036	604	1,032
Total Property Expenses	815	163	145	-	-	-	7,247	1	7,248	1,449	-	-	-	7,043	2,774	9,817	1,953	3,711

NET OPERATING INCOME - PROPERTIES	1,302	260	233	-	-	-	10,241	43	10,284	2,046	9	-	-	9,547	1,164	10,711	2,132	4,680

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	620	-	620	123	123
Other interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Straight-line rent income, net	138	28	25	-	-	-	3,073	-	3,073	614	-	-	-	531	159	690	138	804
Straight-line ground rent	-	-	-	-	-	-	(216)	-	(216)	(44)	-	-	-	-	-	-	-	(44)
FAS 141 rent, net	-	-	-	-	-	-	(130)	-	(130)	(26)	-	-	-	(298)	947	649	129	103
FAS 141 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	108	108	21	21
Interest expense	(80)	(16)	(14)	-	-	-	(5,028)	-	(5,028)	(1,005)	-	-	-	(2,398)	(1,317)	(3,715)	(739)	(1,774)
Amortization of loan costs	(18)	(4)	(3)	-	-	-	(1,177)	-	(1,177)	(235)	-	-	-	(361)	-	(361)	(72)	(313)
Asset and property management expense 2	4	-	-	-	-	-	(2,642)	-	(2,642)	-	-	(286)	-	(4,556)	(161)	(4,717)	-	-
Promote expense2	1,044	-	-	(152)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2	2	-	-
Impairment of asset	(6,925)	(1,385)	(1,231)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,616)
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	(684)	684	-	-	-
OPPORTUNITY FUND INCOME	(4,535)	(1,117)	(990)	(152)	-	-	4,121	43	4,164	1,350	9	(286)	-	2,401	1,586	3,987	1,732	984

FEE INCOME
Asset and property management fees and
priority distributions 2	-	-	-	-	-	-	-	-	-	-	-	-	-	-	189	189	37	37
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	(11)	-	(11)	(2)	-	-	-	408	-	408	81	79
Total Fee Income	-	-	-	-	-	-	(11)	-	(11)	(2)	-	-	-	408	189	597	118	116

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	(133)	-	(24)	-	-	-	-	-	310	62	-	-	-	-	38
Promote income - RCP	-	-	-	-	(27)	-	-	-	-	-	-	-	-	-	-	-	-	(27)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	34	34	7	7
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(11)	(2)	(2)	(1)	(0)	(0)	-	-	-	-	-	(4)	(1)	-	-	-	-	(6)
Total Promote, RCP and Other Income	(11)	(2)	(2)	(134)	(27)	(24)	-	-	-	-	-	306	61	-	34	34	7	12

GENERAL AND ADMINISTRATIVE	(69)	(14)	(12)	(4)	(1)	(1)	(355)	-	(355)	(71)	-	(40)	(8)	(404)	(11)	(415)	(83)	(189)

Depreciation and amortization	(449)	(90)	(80)	-	-	-	(5,118)	-	(5,118)	(1,024)	-	-	-	(3,572)	(890)	(4,462)	(889)	(2,082)
FAS 141 amortization	-	-	-	-	-	-	(138)	-	(138)	(28)	-	-	-	(498)	(908)	(1,406)	(280)	(308)
Gain on sale of properties	-	-	-	-	-	-	-	3,918	3,918	-	784	-	-	-	-	-	-	784
Income before noncontrolling interest	(5,064)	(1,222)	(1,084)	(290)	(28)	(24)	(1,501)	3,961	2,460	225	793	(20)	53	(1,665)	-	(1,665)	605	(683)

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	6	-	6	1	-	-	-	54	-	54	11	12

NET INCOME	$(5,064)	$(1,222)	$(1,084)	$(290)	$(28)	$(24)	$(1,495)	$3,961	$2,466	$226	$793	$(20)	$53	$(1,611)	$-	$(1,611)	$616	$(671)

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II & III and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.
4 Represents Fund III's pro-rata share of the following unconsolidated investments: White City, White Oak, Lincoln Road. and Self-Storage Management.

Income Statements - Opportunity Funds1
Current Quarter
(in thousands)

	Three months ended June 30, 2011
			Continuing							Continuing	Discontinued				Pro-rata
			Operations							Operations	Operations				share of
	Fund I	AKR	AKR Pro-		AKR	AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-		Fund III		AKR Pro-	Total
	Consolidated	Promote	rata share		Promote	rata share	Continuing	Discontinued	Consolidated	rata share	rata share		rata share		unconsolidated	Adjusted	rata share	AKR Pro-
	Operations3	20.00%	22.22%	Mervyns I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Fund III	affiliates4	Fund III	19.90%	rata share

PROPERTY REVENUES
Minimum rents	$979	$196	$175	$-	$-	$-	$7,422	$-	$7,422	$1,483	$-	$-	$-	$7,265	$1,879	$9,144	$1,820	$3,674
Percentage rents	-	-	-	-	-	-	-		-	-	-	-	-	1	11	12	2	2
Expense reimbursements - CAM	58	12	10	-	-	-	800		800	160	-	-	-	380	215	595	118	300
Expense reimbursements - Taxes	71	14	13	-	-	-	620		620	124	-	-	-	812	52	864	172	323
Other property income	-	-	-	-	-	-	89	-	89	18	-	-	-	335	14	349	69	87
Total Property Revenues	1,108	222	198	-	-	-	8,931	-	8,931	1,785	-	-	-	8,793	2,171	10,964	2,181	4,386

PROPERTY EXPENSES
Property operating - CAM	102	20	18	-	-	-	1,043	-	1,043	209	-	-	-	453	102	555	110	358
Other property operating (Non-CAM)	285	57	51	-	-	-	1,574	-	1,574	315	-	-	-	1,692	1,158	2,850	567	990
Real estate taxes	117	23	21	-	-	-	1,001	-	1,001	200	-	-	-	1,451	158	1,609	320	564
Total Property Expenses	504	101	90	-	-	-	3,618	-	3,618	724	-	-	-	3,596	1,418	5,014	997	1,912

NET OPERATING INCOME - PROPERTIES	604	121	108	-	-	-	5,313	-	5,313	1,061	-	-	-	5,197	753	5,950	1,184	2,474

OTHER INCOME (EXPENSE)
Mezzanine interest income	-	-	-	-	-	-	-		-	-	-	-	-	314	-	314	62	62
Other interest income	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Straight-line rent income, net	41	8	7	-	-	-	1,691		1,691	338	-	-	-	464	97	561	112	465
Straight-line ground rent	-	-	-	-	-	-	(108)		(108)	(22)	-	-	-	-	-	-	-	(22)
FAS 141 rent, net	-	-	-	-	-	-	(65)		(65)	(13)	-	-	-	(141)	901	760	151	138
FAS 141 interest expense	-	-	-	-	-	-	-		-	-	-	-	-	-	108	108	21	21
Interest expense	(39)	(8)	(7)	-	-	-	(2,321)		(2,321)	(464)	-	-	-	(1,203)	(776)	(1,979)	(394)	(873)
Amortization of loan costs	(9)	(2)	(2)	-	-	-	(595)		(595)	(119)	-	-	-	(132)	-	(132)	(26)	(148)
Asset and property management expense2	2	-	-	-	-	-	(1,353)		(1,353)	-	-	(143)	-	(2,472)	(95)	(2,567)	-	-
Promote expense2	1,091	-	-	(166)	-	-	-		-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-		-	-	-	-	-	-	1	1	-	-
Impairment of asset	(6,925)	(1,385)	(1,231)	-	-	-	-		-	-	-	-	-	-	-	-	-	(2,616)
Equity in earnings of unconsolidated affiliate, net of taxes	-	-	-		-	-	-		-	-	-	-	-	9	(9)	-	-	-
OPPORTUNITY FUND INCOME	(5,235)	(1,266)	(1,124)	(166)	-	-	2,562	-	2,562	781	-	(143)	-	2,036	980	3,016	1,110	(499)

FEE INCOME
Asset and property management fees and
priority distributions	-	-	-	-	-	-	-		-	-	-	-	-	-	97	97	19	19
Transactional fees	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Provision for income taxes	-	-	-	-	-	-	(2)	-	(2)	-	-	-	-	185	-	185	37	37
Total Fee Income	-	-	-	-	-	-	(2)	-	(2)	-	-	-	-	185	97	282	56	56

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	(67)	-	(12)	-		-	-	-	(77)	(15)	-	-	-	-	(27)
Promote income - RCP	-	-	-	-	(13)	-	-		-	-	-	-	-	-	-	-	-	(13)
Promote income - Fund capital transactions	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Gain from bargain purchase	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	(4)	(1)	(1)	(1)	(0)	(0)	-	-	-	-	-	(4)	(1)	-	-	-	-	(3)
Total Promote, RCP and Other Income	(4)	(1)	(1)	(68)	(14)	(12)	-	-	-	-	-	(81)	(16)	-	-	-	-	(43)

GENERAL AND ADMINISTRATIVE	(37)	(7)	(7)	(1)	(0)	(0)	(228)		(228)	(46)	-	(14)	(3)	(156)	-	(156)	(31)	(94)
							.
Depreciation and amortization	(149)	(30)	(26)	-	-	-	(2,675)		(2,675)	(535)	-	-	-	(1,894)	(477)	(2,371)	(472)	(1,063)
FAS 141 amortization	-	-	-	-	-	-	(69)		(69)	(14)	-	-	-	(285)	(600)	(885)	(176)	(190)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	(5,425)	(1,304)	(1,158)	(235)	(14)	(12)	(412)	-	(412)	186	-	(238)	(19)	(114)	-	(114)	487	(1,833)

Noncontrolling interest - OP	-	-	-	-	-	-	-		-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	39	-	39	8	-	-	-	26	-	26	5	13

NET INCOME	$(5,425)	$(1,304)	$(1,158)	$(235)	$(14)	$(12)	$(373)	$-	$(373)	$194	$-	$(238)	$(19)	$(88)	$-	$(88)	$492	$(1,820)

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II & III and the Mervyn's entities pay various fees to and promotes the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 The 25% noncontrolling interest in the Kroger/Safeway Portfolio has been deducted from each of the income statement line items.
4 Represents Fund III's pro-rata share of the following unconsolidated investments: White City, White Oak, Lincoln Road. and Self-Storage Management.

Funds from Operations ("FFO") 1
(in thousands)

	2011				2010
	Current		Current	Previous	Historic	Historic
	Year-to-Date		Quarter	Quarter	Year-to-Date	Quarter
	Period ended		3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	June 30, 2011		June 30, 2011	March 31, 2011	June 30, 2010	June 30, 2010

Net Income	$39,657		$30,234	$9,423	$17,928	$12,798
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	9,055		4,597	4,458	8,790	4,202
Unconsolidated affiliates	734		381	353	833	475
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(29,360)		(28,576)	(784)	-	-
Income attributable to noncontrolling interests'
share in Operating Partnership	477		362	115	246	160
Distributions on Preferred OP Units	10	2	5	5	10	5
FFO	$20,573		$7,003	$13,570	$27,807	$17,640

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$20,573		$7,003	$13,570	$27,807	$17,640
Straight line rent, net	(996)		(539)	(457)	(514)	(221)
Straight-line ground rent expense	44		22	22	44	22
FAS 141 rent, net	70		(68)	138	337	158
FAS 141 interest expense	(31)		(26)	(5)	(10)	(5)
Impairment of asset	2,616		2,616	-	-	-
Amortization of discount on convertible debt	540		271	269	511	256
Non real estate depreciation	232		116	116	256	114
Amortization of finance costs	561		272	289	578	249
Amortization of cost of management contracts	135		60	75	178	104
Tenant improvements	(3,817)		(2,580)	(1,237)	(1,708)	(478)
Leasing commissions	(886)		(411)	(475)	(395)	(294)
Capital expenditures	(218)		-	(218)	-	-
Gain from bargain purchase	-		-	-	(6,383)	(6,383)
(Gain) loss on extinguishment of debt	(1,571)		102	(1,673)	-	-
AFFO	$17,252		$6,838	$10,414	$20,701	$11,162

Funds Available for Distribution ("FAD")
AFFO	$17,252		$6,838	$10,414	$20,701	$11,162
Scheduled principal repayments	(1,299)		(667)	(632)	(1,030)	(511)
FAD	$15,953		$6,171	$9,782	$19,671	$10,651

Total weighted average shares and OP Units:
Basic	40,794		40,804	40,784	40,594	40,607
Diluted	41,075		41,104	41,046	40,810	40,844

FFO per share:
FFO per share - Basic	$0.50		$0.17	$0.33	$0.68	$0.43
FFO per share - Diluted	$0.50		$0.17	$0.33	$0.68	$0.43

AFFO per share - Basic	$0.42		$0.17	$0.26	$0.51	$0.27
AFFO per share - Diluted	$0.42		$0.17	$0.25	$0.51	$0.27

FAD per share - Basic	$0.39		$0.15	$0.24	$0.48	$0.26
FAD per share - Diluted	$0.39		$0.15	$0.24	$0.48	$0.26

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Income Statements - EBITDA
Current Quarter and Year-to-Date
(in thousands)

	Year-to-Date							Current Quarter
	Period ended June 30, 2011							Three months ended June 30, 2011
	Core Retail				Opportunity Funds			Core Retail				Opportunity Funds
			Total			`				Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL
	Owned	Ventures	Operations	Operations	Operations	Operations		Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$10,724	$523	$11,247	$29,081	$(1,464)	$793	$39,657	$3,027	$266	$3,293	$28,761	$(1,820)	$-	$30,234

Add back:
Depreciation and amortization	6,538	746	7,284	343	2,083	-	9,710	3,460	381	3,841	-	1,063	-	4,904
FAS 141 amortization	(120)	-	(120)	-	308	-	188	(87)	-	(87)	-	190	-	103
Interest expense	8,280	1,851	10,131	-	1,774	-	11,905	4,346	937	5,283	-	873	-	6,156
Amortization of loan costs	248	-	248	-	313	-	561	124	-	124	-	148	-	272
FAS 141 interest expense	(10)	-	(10)	-	(21)	-	(31)	(5)	-	(5)	-	(21)	-	(26)
Impairment of asset	-	-	-	-	2,616	-	2,616	-	-	-	-	2,616	-	2,616
Gain on sale of properties	-	-	-	(28,576)		(784)	(29,360)	-	-	-	(28,576)	-	-	(28,576)
Provision for income taxes	871	1	872	-	(73)	-	799	405	-	405	-	(34)	-	371
Gain on extinguishment of debt	(1,571)	-	(1,571)	-	-	-	(1,571)	102	-	102	-	-	-	102
Noncontrolling interest - OP	486	-	486	-	-	-	486	366	-	366	-	-	-	366
Noncontrolling interests	-	-	-	-	(12)	-	(12)	-	-	-	-	(13)	-	(13)

EBITDA	$25,446	$3,121	$28,567	$848	$5,524	$9	$34,948	$11,738	$1,584	$13,322	$185	$3,002	$-	$16,509

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

	Quarter			Year-to-Date
			Growth in Same			Growth in Same
	Three months ended		Property NOI -	Period ended		Property NOI -
			Continuing Operations			Continuing Operations
	June 30, 2011	June 30, 2010	Favorable (unfavorable)	June 30, 2011	June 30, 2010	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Retail properties	$10,844	$11,353		$21,857	$22,442
NOI - Discontinued Operations	186	787		849	1,374

Total NOI	11,030	12,140		22,706	23,816

NOI - Properties in redevelopment	(187)	(60)		(201)	(71)
NOI - Discontinued Operations	(186)	(787)		(849)	(1,374)

Total	$10,657	$11,293	-5.6%	$21,656	$22,371	-3.2%

Same property NOI by revenues/expenses:

Revenues	$15,537	$15,299	1.6%	$31,340	$31,582	-0.8%
Expenses	4,879	4,006	-21.8%	9,683	9,211	-5.1%

Total Core Portfolio	$10,658	$11,293	-5.6%	$21,657	$22,371	-3.2%

Notes:
1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

Income Statements - Fee income by Opportunity Fund
Current Quarter and Year-to-Date
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Period ended June 30, 2011
Asset and property management fees and priority distributions	$217	$2,234	$3,319	$508	$6,278
Transactional fees	90	2,238	1,058	426	3,812
Total management fees and priority distributions	$307	$4,472	$4,377	$934	$10,090

	Fund I	Fund II	Fund III	Other	Total
Current Quarter ended June 30, 2011
Asset and property management fees and priority distributions	$109	$1,180	$1,661	$245	$3,195
Transactional fees	69	705	678	42	1,494
Total management fees and priority distributions	$178	$1,885	$2,339	$287	$4,689

	Fund I	Fund II	Fund III	Other	Total
Prior Quarter ended March 31, 2011
Asset and property management fees and priority distributions	$108	$1,054	$1,658	$263	$3,083
Transactional fees	21	1,533	380	384	2,318
Total management fees and priority distributions	$129	$2,587	$2,038	$647	$5,401

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported 1		Subsidiaries	Subsidiaries	Sheet 2			Notes
ASSETS
Real estate
Land	$252,039		$(130,239)	$14,482	$136,282		1	The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the
Buildings and improvements	936,514		(458,341)	60,578	538,751			opinion of management, are necessary for the
Construction in progress	2,871		(908)	20	1,983			fair presentation of the consolidated balance sheet
	1,191,424		(589,488)	75,080	677,016			for the interim period.
Less: accumulated depreciation	(199,982)		56,531	(10,395)	(153,846)
Net real estate	991,442		(532,957)	64,685	523,170		2	The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with
								the Company's financial statements. To provide
Net real estate under development	237,373	3	(176,850)	-	60,523			investors with supplemental information,
					-			the Company's investments in these joint ventures are reflected above on a pro-rata basis
Cash and cash equivalents	148,859		(14,695)	5,014	139,178			by calculating its ownership percentage for each
Cash in escrow	30,831		(20,324)	931	11,438			of the above asset and liability line items. Similarly,
Investments in and advances to unconsolidated affiliates	68,523		(52,538)	(13,716)	2,270			the above presentation also includes the Company's share of assets and liabilities for
Rents receivable, net	3,937		(1,081)	(110)	2,746			unconsolidated investments which are accounted
Straight-line rents receivable, net	17,709		(9,311)	1,386	9,784			for under the equity method of accounting for
Intercompany	-		-	-	-			the Company's finanical statements.
Notes Receivable	45,457		(8,432)	-	37,025
Preferred equity investment	-		-	-	-		3	The components of Net real estate under development are as follows:
Deferred charges, net	24,345		(20,755)	1,081	4,671			Fund II	$178,432
Prepaid expenses and other assets	23,583		15,550	(1,511)	37,622	4		Fund III	35,654
Acquired lease intangibles	20,808		(11,611)	1,390	10,587			Total Opportunity Funds	214,086
Assets of discontinued operations	-		-	-	-			Core Portfolio	23,287
								Total	$237,373
Total Assets	$1,612,867		$(833,004)	$59,150	$839,014
							4	The components of Prepaid expenses and other assets are as follows:
LIABILITIES AND SHAREHOLDERS' EQUITY								Due from Fund Investors	$28,982
								Prepaid expenses	4,296
Mortgage notes payable	$831,270		$(509,341)	$77,268	$399,198			Accrued interest on Notes Receivable	1,755
Notes payable	39,221		-	-	39,221			Income tax receivables	889
Valuation of debt at acquisition, net of amortization	50		(20)	210	240			Corporate assets	1,201
Acquired lease intangibles	5,867		(2,852)	1,863	4,878			Other	499
Accounts payable and accrued expenses	36,336		(10,205)	644	26,775			Total	$37,622
Dividends and distributions payable	7,506		-	-	7,506
Due to related parties	-		-	-	-
Share of losses in excess of inv. in unconsolidated affiliates	21,356		-	(21,356)	-
Other liabilities	16,963		(7,500)	521	9,984
Liabilities of discontinued operations	-		-	-	-
Total liabilities	958,569		(529,918)	59,150	487,802

Shareholders' equity:
Common shares	40		-	-	40
Additional paid-in capital	303,536		-	-	303,536
Accumulated other comprehensive income	(2,350)		-	-	(2,350)
Retained earnings	42,346		-	-	42,346
Total controlling interest	343,572		-	-	343,572
Non-controlling interest in subsidiary	310,726		(303,086)	-	7,640
Total shareholders' equity	654,298		(303,086)	-	351,212

Total Liabilities and Shareholders' Equity	$1,612,867		$(833,004)	$59,150	$839,014

Notes Receivable 1
(in thousands)

	Balance at		Balance at							Underlying third-party
	March 30, 2011	Second	June 30, 2011			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal	Interest	Total	Rate	Rate 2	Dates	Options	Amount	Maturity Dates

Georgetown - 5 property portfolio	$8,000	$-	$8,000	$65	$8,065	9.75%	10.23%	11/2011	1 year	9,410	2012 and 2020

72nd Street	47,000	(47,000)	-	-	-

First mortgage and other notes	8,854	-	8,854	885	9,739	13.60%	13.62%	2011	-	n/a	n/a

Mezzanine notes	18,048	27	18,075	606	18,681	14.34%	15.12%	Various	-	272,289	2011 thru 2019

Total notes receivable	$81,902	$(46,973)	$34,929	$1,556	$36,485	13.10%	13.62%

Notes:
1 The above activity does not include a $10,000 Fund III first mortgage investment and other non-real estate loans of $528.
2 Inclusive of points and exit fees.

2011 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)

	Current
	2011 Guidance	2010 Actual
Overall:

Fully diluted Common Shares and OP Units	41,000	40,876

Full year Funds from Operations ("FFO") per share	$0.94 to $1.05	$1.23

Earnings per Share ("EPS")	$0.44 to $0.55	$0.74

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income1	$42.5 to $44.0	$48.2

Asset and property management fee income, net of TRS taxes	$11.0 to $11.5	$10.5

Transactional fee income, net of TRS taxes	$6.0 to $7.0	$5.7

Promote, RCP and other income, net of TRS taxes	$2.0 to $3.0	$1.9

Gain on bargain purchase	-	$6.4

General and administrative expense	$(23.0) to $(22.5)	$(22.2)

Total	$38.5 to $43.0	$50.5

1 Includes additional interest on the Company's convertible debt pursuant to
ASC Topic 470-20 "Debt with Conversion and Other Options" as follows:	$1.1	$1.0

Net Asset Valuation Information
(in thousands)

	CORE	FUND I			FUND II				FUND III
		Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share
			%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Operating properties1	$10,844	--			$-	$-	20.00%	$-	$2,574	$10,296	19.90%	$2,049
Operating properties - Unconsolidated Affiliates					-	-			753	3,012		599
Development Portfolio
Construction complete - Stabilized	-				1,840	7,360		1,472	-	-		-
Construction complete - Pre-stabilized	-				3,277	13,108		2,622	-	-		-
Storage portfolio	-				196	784		157	2,623	10,492		2,088
Total NOI	$10,844				$5,313	$21,252		$4,250	$5,950	$23,800		$4,736

Cost to Date2
Construction complete (both stabilized and pre-stabilized)						$402,000		$80,400		$-		$-
Under construction						88,300		17,660		23,500		4,677
In-design						33,900		6,780		22,800		4,537
Storage portfolio						-		-		186,700		37,154

Costs to Complete2
Construction complete (both stabilized and pre-stabilized)						$19,300		$3,860		$-		$-
Under construction						111,700		22,340		2,100		418
In-design						-		-		-		-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete (both stabilized and pre-stabilized)						$33,704		$6,741		$-		$-
Storage portfolio						-		-		14,936		2,972
Under construction						16,000		3,200		2,048		408

Debt	$306,590	$8,260				$325,782		$61,513		$347,096		$56,688

Gross asset value1		43,400
Net Asset Value		$35,140	37.78%	$ 13,276

Notes:
1It is not recommended to apply a capitalization rate to current Fund I NOI as this NOI declines during 2011 due primarily to the structure of the Kroger/Safeway Portfolio leases.
Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%.
Total future promote is approximatly $5,500 ($35,140 x 20% x 77.78%).
2See detail on pages 28 and 29 of this supplement.

Selected Operating Ratios
(in thousands)

	Three months ended June 30,				Six months ended June 30,					Three months ended June 30,		Three months ended March 31,

	2011		2010		2011		2010			2011		2011
COVERAGE RATIOS1									LEVERAGE RATIOS

EBITDA2	$16,509		$18,289		$34,948		$35,293		Debt4	$438,419		$451,282
Divided by Interest expense	6,156		5,979		11,905		11,926		Total Market Capitalization	1,268,881		1,223,541
Interest Coverage Ratio	2.68	x	3.06	x	2.94	x	2.96	x	Debt/Total Market Capitalization	35%		37%

EBITDA	$16,509		$18,289		$34,948		$35,293		Debt + Preferred Equity (Preferred O.P. Units)	$438,929		$451,756
Divided by ( Interest expense	6,156		5,979		11,905		11,926		Total Market Capitalization	1,268,881		1,223,541
Plus: Preferred Dividends)3	5		5		10		10		Debt+Preferred Equity/Total Market Capitalization	35%		37%
Fixed Charge Coverage Ratio	2.68	x	3.06	x	2.93	x	2.96	x
									Debt	$306,590		$316,825
EBITDA	$16,509		$18,289		$34,948		$35,293		EBITDA (Annualized)	57,134		63,632
Divided by ( Interest expense	6,156		5,979		11,905		11,926		Debt/EBITDA - Core Portfolio	5.37	x	4.98	x
Plus: Principal Amortization)	667		511		1,299		1,030
Debt Service Coverage Ratio	2.42	x	2.82	x	2.65	x	2.72	x	Debt5	$178,608		$230,678
									EBITDA (Annualized)	57,134		63,632
Payout Ratios									Net Debt/EBITDA - Core Portfolio	3.13	x	3.63	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,506		$7,426		$15,011		$14,849		Debt	$438,419		$451,282
FFO	7,003		17,640		20,573		27,807		EBITDA (Annualized)	68,182		73,755
FFO Payout Ratio	107%		42%		73%		53%		Debt/EBITDA - Core Portfolio and Opportunity Funds	6.43	x	6.12	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,506		$7,426		$15,011		$14,849		Debt6	$299,241		$355,115
AFFO	6,838		11,162		17,252		20,701		EBITDA (Annualized)	68,182		73,755
AFFO Payout Ratio	110%		67%		87%		72%		Net Debt/EBITDA - Core Portfolio and
									Opportunity Funds	4.39	x	4.81	x
Dividends (Shares) & Distributions (O.P. Units) paid	$7,506		$7,426		$15,011		$14,849
FAD	6,171		10,651		15,953		19,671		NOI (Annualized)	$44,120		$46,704
FAD Payout Ratio	122%		70%		94%		75%		Debt	306,590		316,825
									Debt Yield - Core Portfolio	14.4%		14.7%

									NOI (Annualized)	$44,120		$46,704
									Debt5	178,608		230,678
									Net Debt Yield - Core Portfolio	24.7%		20.2%

									NOI (Annualized)	$54,016		$55,528
									Debt	438,419		451,282
									Debt Yield - Core Portfolio and Opportunity Funds	12.3%		12.3%

									NOI (Annualized)	$54,016		$55,528
									Debt6	299,241		355,115
									Net Debt Yield - Core Portfolio and Opportunity Funds	18.1%		15.6%

Notes:

1Quarterly results for 2011 and 2010 are unaudited, although they reflect all adjustments,  which in the opinion of management, are necessary for a fair presentation of operating  results for the interim periods. The coverage ratios include the Company's pro-rata share  of EBITDA, interest expense and principal amortization related to both the Company's  consolidated and unconsolidated investments in joint ventures.
2See page 9 for a calculation of EBITDA.
3Represents preferred distributions on Preferred Operating partnership Units.
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
5Reflects debt net of the current Core Portfolio cash balance as of June 30, 2011.
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds  cash balance as of June 30, 2011.

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$340,641	5.6%	$30,383	5.7%	$371,024	5.6%	85%	$94,835	$(70,628)	$395,231
Variable-Rate Debt 1	(34,051)	1.5%	101,446	2.4%	67,395	3.5%	15%	414,505	(6,640)	475,260

Total	$306,590	6.1%	$131,829	3.5%	$438,419	5.3%	100%	$509,341	$(77,268)	870,491

FAS 141 purchase price debt allocation										50
Total debt as reported										$870,541

Notes
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Debt Analysis
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2011	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Acadia Realty Trust7	Acadia	$39,220	100.0%	$39,220	6.03%	12/20/2011	None
Clark Diversey	Acadia	4,559	100.0%	4,559	6.35%	7/1/2014	None
New Loudon Center	Acadia	14,002	100.0%	14,002	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	60,877	49.0%	29,829	5.37%	12/1/2014	None
Crescent Plaza	Acadia	17,413	100.0%	17,413	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	12,037	100.0%	12,037	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,969	100.0%	33,969	5.53%	1/1/2016	None
Gateway Shopping Center	Acadia	20,438	100.0%	20,438	5.44%	3/1/2016	None
Acadia Brandywine	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,500	100.0%	23,500	6.06%	10/1/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
Merrillville Plaza	Acadia	26,250	100.0%	26,250	5.88%	8/1/2017	None
Boonton	Acadia	7,954	60.0%	4,772	6.40%	11/1/2032	None
Interest rate swaps1	Acadia	58,219	100.0%	58,219	5.21%	Various

Sub-Total Fixed-Rate Debt		510,638		340,641	5.61%

Variable-Rate Debt

Various2	Acadia	1,000	100.0%	1,000	Libor + 125	12/1/2011	1 x 12 mos.
Branch Plaza	Acadia	13,808	100.0%	13,808	Libor + 130	12/1/2011	1 x 12 mos.
Village Commons Shopping Center	Acadia	9,360	100.0%	9,360	Libor + 140	6/30/2018
Interest rate swaps1	Acadia	(58,219)	100.0%	(58,219)

Sub-Total Variable-Rate Debt		(34,051)		(34,051)	Libor + 134

Total Core Portfolio Debt		$476,587		$306,590	6.07%

Debt Analysis (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	June 30, 2011	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Storage Post - Various4	Fund III	$41,500	18.9%	$7,846	5.30%	7/31/2011	2 x 12 mos.
Lincoln Road9	Fund III	20,446	18.9%	3,866	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
Atlantic Avenue	Fund II	11,540	13.3%	1,539	7.34%	1/1/2020	None
Interest rate swaps1	Funds I, II & III	42,911	19.4%	8,312	4.83%	Various

Sub-Total Fixed-Rate Debt		161,897		30,383	5.71%

Variable-Rate Debt
Liberty Avenue	Fund II	9,950	19.8%	1,972	Libor + 325	9/1/2011	1 x 12 mos.
Acadia Strategic Opportunity Fund III, LLC6	Fund III	195,439	19.9%	38,892	Libor + 60	10/9/2011	None
Tarrytown Shopping Center	Fund I	8,260	37.8%	3,121	Libor + 165	10/30/2011	1 x 12 mos.
Canarsie Plaza	Fund II	49,880	15.9%	7,909	Libor + 400	1/12/2012	1 x 36 mos.
Fordham Plaza3	Fund II	85,362	19.8%	16,918	Libor + 350	9/30/2012	None
161st Street3	Fund II	28,900	19.8%	5,728	Libor + 550	4/1/2013	None
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2013	2 x 12 mos.
Pelham Manor3	Fund II	34,000	19.8%	6,739	Libor + 275	12/1/2013	None
Acadia Strategic Opportunity Fund II, LLC5	Fund II	40,000	20.0%	8,000	Libor + 290	12/22/2014	None
Cortlandt Towne Center	Fund III	50,000	19.9%	9,950	Libor + 190	10/26/2015	None
White City Shopping Center8	Fund III	39,711	16.7%	6,640	Libor + 260	12/23/2017	1 x 36 mos.
Interest rate swaps1	Funds I, II & III	(42,911)	19.4%	(8,312)

Sub-Total Variable-Rate Debt		519,241		101,446	Libor + 220

Total Opportunity Funds Portfolio Debt		$681,138		$131,828	3.47%

Debt Analysis - Notes
(in thousands)

1The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional		Average		Maturity
	principal	Spread	Swap rate	All-in Rate	Date

Core Portfolio	$10,424	1.34%	4.90%	6.24%	10/1/2011
	7,795	1.34%	5.14%	6.48%	3/1/2012
	15,000	1.34%	3.79%	5.13%	11/30/2012
	15,000	1.34%	3.41%	4.75%	11/30/2012
	10,000	1.34%	2.65%	3.99%	11/30/2012
	$58,219	1.34%	3.87%	5.21%

Opportunity Funds	$4,130	1.65%	0.42%	2.07%	10/28/2011
	9,000	3.25%	0.50%	3.75%	9/1/2011
	19,854	2.60%	2.90%	5.50%	12/26/2017
	9,927	2.60%	3.02%	5.62%	12/26/2017
	$42,911	2.64%	2.19%	4.83%

Total Core Portfolio and Opportunity Funds	$101,130	1.89%	3.16%	5.05%

2This is a revolving facility for up to $64,498 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road and Lawrence.
5This is a line of credit for up to $40,000.
6This is a line of credit with no additional capacity.
7Convertible note balance pursuant to ASC Topic 470-20. The actual face amount of the convertible notes at June 30, 2011 is $39,743.
While the interest rate on the convertible notes is 3.75%, the effective fair value interest rate is 6.03%.
8Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
9Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$1,594	$39,743	$41,337		$1,310	$39,743	$41,053	3.75%	3.75%	n/a
2012	3,581	14,458	18,039		2,990	14,458	17,448	1.48%	n/a	1.48%
2013	3,754	-	3,754		3,124	-	3,124	n/a	n/a	n/a
2014	3,786	74,405	78,191		3,120	45,280	48,400	5.54%	5.54%	n/a
2015	2,348	27,363	29,711		2,266	27,363	29,629	5.04%	5.04%	n/a
Thereafter	7,818	298,260	306,078		5,230	162,229	167,459	5.54%	5.75%	1.59%
Total	$22,881	$454,229	$477,110		$18,040	$289,073	$307,113

Less: additional convertible notes balance			(523)	1			(523)
Balance per Portfolio Debt Detail			$476,587				$306,590

Opportunity Funds
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$1,098	$236,939	$238,037		$206	$46,738	$46,944	1.54%	5.30%	0.79%
2012	2,225	101,869	104,094		410	21,684	22,094	4.40%	n/a	4.40%
2013	1,294	77,421	78,715		234	15,372	15,606	3.99%	n/a	3.99%
2014	849	64,180	65,029		147	12,393	12,540	5.24%	6.14%	4.87%
2015	626	120,530	121,156		103	21,747	21,850	3.80%	2.69%	4.04%
Thereafter	3,131	70,976	74,107		515	12,279	12,794	4.58%	6.15%	2.79%
Total	$9,223	$671,915	$681,138		$1,615	$130,213	$131,828

Notes:
1Includes additional convertible notes balance of $523 maturing in 2011.

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2011	$1,574	$54,448	$56,022		$1,290	$54,448	$55,738	3.14%	3.75%	1.48%
2012	3,354	-	3,354		2,763	-	2,763	n/a	n/a	n/a
2013	3,754	-	3,754		3,124	-	3,124	n/a	n/a	n/a
2014	3,786	74,405	78,191		3,120	45,280	48,400	5.47%	5.47%	n/a
2015	2,348	27,363	29,711		2,266	27,363	29,629	5.04%	5.04%	n/a
Thereafter	7,818	298,260	306,078		5,230	162,229	167,459	5.74%	5.86%	1.59%
Total	$22,634	$454,476	$477,110		$17,793	$289,320	$307,113

Less: additional convertible notes balance			(523)	1			(523)
Balance per Portfolio Debt Detail			$476,587				$306,590

Opportunity Funds
	Total Debt Maturities				Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled				Scheduled
Year	Amortization	Maturities	Total		Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt
2011	$1,073	$255,111	$256,184		$201	$51,824	$52,025	1.66%	5.30%	0.95%
2012	2,111	133,716	135,827		397	24,525	24,922	5.58%	6.00%	5.56%
2013	1,294	98,071	99,365		234	19,260	19,494	3.72%	2.69%	3.99%
2014	849	64,180	65,029		147	12,393	12,540	5.30%	6.14%	4.94%
2015	626	50,000	50,626		103	9,950	10,053	2.09%	n/a	2.09%
Thereafter	1,401	72,706	74,107		226	12,568	12,794	4.55%	6.27%	2.79%
Total	$7,354	$673,784	$681,138		$1,309	$130,519	$131,828

Notes:
1Includes additional convertible notes balance of $523 maturing in 2011.

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$273.2 million funded through June 30, 2011	$143.0 million funded through June 30, 2011

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	The Fund is currently in acquisition phase
	has been paid. Acadia is entitled to a Promote	complete existing projects	through June 2012.
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Opportunity Fund Retail Properties - Detail

		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.
Fund I Portfolio Detail:

MIDWEST

Ohio
Granville Centre	Lifestyle Family Fitness, Inc.	100%	90,047	44,950	134,997	38.81%	28.92%	35.52%	$450,336	$142,686	$593,022	12.88	10.98	$12.37

NEW YORK

New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,482	34,979	100.00%	70.58%	83.61%	475,000	430,634	905,634	30.65	31.32	30.96

VARIOUS

Kroger/Safeway Portfolio (18 Properties)	Kroger/Safeway	75%	709,978	4,798	714,776	90.14%	100.00%	90.21%	3,169,795	75,390	3,245,185	4.95	15.71	5.03

Grand Total - Fund I			815,522	69,230	884,752	84.66%	45.57%	81.60%	$4,095,131	$648,710	$4,743,841	$5.93	$20.56	$6.57

Fund II Portfolio Detail 2

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	99.1%	169,512	59,009	228,521	100.00%	65.07%	90.98%	4,287,282	1,337,610	5,624,892	25.29	34.84	27.05
Fordham Place	Walgreens, Best Buy, 24 Hour Fitness, Sears	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	38.36	59.41	46.21
Liberty Avenue	CVS, Storage Post	99.1%	10,880	15,245	26,125	100.00%	100.00%	100.00%	394,944	449,361	844,305	36.30	29.48	32.32
Canarsie	BJ's Wholesale Club, Planet Fitness, PetSmart	79.3%	177,135	96,401	273,536	100.00%	35.53%	77.28%	5,100,000	1,045,440	6,145,440	28.79	30.52	29.07
216th Street	NYC Human Resources Administration	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	120,000	2,460,000	39.00	-	41.00
161st Street1	Various New York City & State agencies	99.1%	128,690	101,591	230,281	100.00%	61.73%	83.12%	3,127,173	1,323,486	4,450,659	24.30	21.10	23.25

Grand Total - Fund II			621,116	316,793	937,909	100.00%	61.60%	87.03%	18,122,627	6,922,429	25,045,056	29.18	35.47	30.68

Fund III Portfolio Detail 2

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	472,901	168,310	641,211	91.50%	91.16%	91.41%	$5,846,672	$3,503,583	$9,350,255	$13.51	$22.83	15.95

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalue), Michaels	84.0%	131,618	123,898	255,516	100.00%	78.89%	89.76%	1,914,804	2,849,016	4,763,820	$14.55	$29.15	20.77

MID-ATLANTIC

Maryland
White Oak	Super Fresh (A&P)	90.0%	64,626	-	64,626	100.00%	-	100.00%	874,416	-	874,416	$13.53	$-	13.53

SOUTHEAST

Florida
Lincoln Road	-	95.0%	-	61,443	61,443	-	54.25%	54.25%	-	2,981,340	2,981,340	$-	$89.45	$89.45

MIDWEST
Illinois
Heritage Shops	LA Fitness	100.0%	49,878	55,571	105,449	100.00%	54.52%	76.03%	1,077,752	1,502,653	2,580,405	$21.61	$49.60	$32.18

Grand Total - Fund III			719,023	409,222	1,128,245	94.41%	76.93%	88.07%	$9,713,644	$10,836,592	$20,550,236	$14.31	$34.42	$20.68

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing construction or are in the design phase as further detailed under Redevelopment Projects.
Property	Ownership %
Sherman Avenue	99.1%
CityPoint	94.2%
Sheepshead Bay	100.0%
125 Main Street, Westport, CT.	100.0%

1Currently operating, but redevelopment activities have commenced.

2Fund II and Fund III portfolio detail does not include the Storage Portfolio. Storage Portfolio property detail is reported separately on page 31 of this supplement.

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND I:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2014	14	548,078	79.38%	$2,743,795	67.00%	$5.01
2017	1	34,951	5.06%	450,336	11.00%	12.88
2019	2	91,900	13.31%	426,000	10.40%	4.64
2080	1	15,497	2.24%	475,000	11.60%	30.65
Total	18	690,426	100.00%	$4,095,131	100.00%	$5.93

Total Vacant		125,096
Total Square Feet		815,522

Shop Tenants
Month to Month	2	7,200	25.45%	$56,522	8.71%	$7.85
2011	1	1,955	6.91%	27,370	4.22%	14.00
2012	2	2,920	10.32%	64,002	9.87%	21.92
2014	3	4,871	17.22%	132,715	20.46%	27.25
2015	2	2,524	8.92%	35,700	5.50%	14.14
2018	1	1,761	6.22%	54,996	8.48%	31.23
2019	1	1,904	6.73%	30,000	4.62%	15.76
2020	3	5,157	18.23%	247,405	38.14%	47.97
Total	15	28,292	100.00%	$648,710	100.00%	$22.93

Total Vacant		40,938
Total Square Feet		69,230

Total Anchor and Shop Tenants
Month to Month	2	7,200	1.00%	$56,522	1.19%	$7.85
2011	15	550,033	76.52%	2,771,165	58.42%	5.04
2012	2	2,920	0.41%	64,002	1.35%	21.92
2014	3	4,871	0.68%	132,715	2.80%	27.25
2015	2	2,524	0.35%	35,700	0.75%	14.14
2017	1	34,951	4.86%	450,336	9.49%	12.88
2018	1	1,761	0.25%	54,996	1.16%	31.23
2019	3	93,804	13.05%	456,000	9.61%	4.86
2020	3	5,157	0.72%	247,405	5.22%	47.97
2080	1	15,497	2.16%	475,000	10.01%	30.65
Total	33	718,718	100.00%	$4,743,841	100.00%	$6.60

Total Vacant		166,034
Total Square Feet		884,752

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND II:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2011	1	128,690	20.72%	$3,127,173	17.26%	$24.30
2013	1	20,149	3.24%	564,172	3.11%	28.00
2019	1	39,705	6.39%	1,747,020	9.64%	44.00
2021	1	19,958	3.21%	423,110	2.33%	21.20
2023	1	35,194	5.67%	1,126,208	6.21%	32.00
2027	1	60,000	9.66%	2,340,000	12.91%	39.00
2030	1	177,135	28.52%	5,100,000	28.14%	28.79
2032	1	10,880	1.75%	394,944	2.18%	36.30
2033	1	129,405	20.83%	3,300,000	18.21%	25.50
Total	9	621,116	100.00%	$18,122,627	100.00%	$29.18

Total Vacant		-
Total Square Feet		621,116

Shop Tenants
Month to Month	1	9,967	5.11%	$99,670	1.44%	$10.00
2011	3	24,065	12.33%	584,774	8.45%	24.30
2012	3	27,365	14.04%	573,208	8.28%	20.95
2014	1	5,081	2.60%	193,078	2.79%	38.00
2016	2	6,462	3.31%	197,550	2.85%	30.57
2018	2	3,600	1.84%	156,600	2.26%	43.50
2019	4	9,318	4.77%	515,177	7.44%	55.29
2020	2	16,309	8.36%	547,183	7.90%	33.55
2021	1	10,993	5.63%	329,002	4.75%	29.93
2022	1	-	0.00%	120,000	1.73%	-
2023	1	31,417	16.10%	1,131,012	16.34%	36.00
2027	1	6,208	3.18%	217,901	3.15%	35.10
2031	2	34,365	17.61%	1,057,275	15.27%	30.77
2048	1	10,000	5.12%	1,200,000	17.33%	120.00
Total	25	195,150	100.00%	$6,922,430	100.00%	$35.47

Total Vacant		121,643
Total Square Feet		316,793

Total Anchor and Shop Tenants
Month to Month	1	9,967	1.22%	$99,670	0.40%	$10.00
2011	4	152,755	18.72%	3,711,947	14.83%	24.30
2012	3	27,365	3.35%	573,208	2.29%	20.95
2013	1	20,149	2.47%	564,172	2.25%	28.00
2014	1	5,081	0.62%	193,078	0.77%	38.00
2016	2	6,462	0.79%	197,550	0.79%	30.57
2018	2	3,600	0.44%	156,600	0.63%	43.50
2019	5	49,023	6.01%	2,262,197	9.03%	46.15
2020	2	16,309	2.00%	547,183	2.18%	33.55
2021	2	30,951	3.79%	752,112	3.00%	24.30
2022	1	-	0.00%	120,000	0.48%	-
2023	2	66,611	8.16%	2,257,220	9.01%	33.89
2027	2	66,208	8.11%	2,557,901	10.21%	38.63
2030	1	177,135	21.70%	5,100,000	20.36%	28.79
2031	2	34,365	4.21%	1,057,275	4.22%	30.77
2032	1	10,880	1.33%	394,944	1.58%	36.30
2033	1	129,405	15.85%	3,300,000	13.18%	25.50
2048	1	10,000	1.23%	1,200,000	4.79%	120.00
Total	34	816,266	100.00%	$25,045,057	100.00%	$30.68

Total Vacant		121,643
Total Square Feet		937,909

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND III:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2012	1	19,079	2.81%	276,564	2.85%	14.50
2013	2	48,855	7.20%	877,689	9.04%	17.97
2014	2	56,379	8.31%	908,695	9.35%	16.12
2015	2	29,489	4.34%	489,840	5.04%	16.61
2016	1	19,050	2.81%	295,284	3.04%	15.50
2017	2	52,131	7.68%	927,312	9.55%	17.79
2018	3	238,707	35.16%	2,562,678	26.38%	10.74
2021	2	100,227	14.76%	1,257,383	12.94%	12.55
2022	1	65,028	9.58%	1,040,447	10.71%	16.00
2025	1	49,878	7.35%	1,077,752	11.10%	21.61
Total	17	678,823	100.00%	$9,713,644	100.00%	$14.31

Total Vacant		40,200
Total Square Feet		719,023

Shop Tenants
Month to Month	1	2,609	0.83%	179,976	1.66%	68.98
2011	4	8,092	2.57%	494,158	4.56%	61.07
2012	12	41,014	13.02%	1,169,804	10.79%	28.52
2013	11	49,283	15.65%	1,550,891	14.31%	31.47
2014	14	57,313	18.19%	1,630,957	15.05%	28.46
2015	10	31,707	10.07%	832,956	7.69%	26.27
2016	13	40,543	12.87%	1,525,968	14.08%	37.64
2017	5	25,515	8.10%	1,252,386	11.56%	49.08
2018	4	9,224	2.93%	253,558	2.34%	27.49
2019	4	18,435	5.85%	1,133,532	10.46%	61.49
2020	3	10,375	3.29%	136,718	1.26%	13.18
2021	4	13,951	4.43%	527,065	4.86%	37.78
2026	2	6,935	2.20%	148,623	1.37%	21.43
Total	87	314,996	100.00%	$10,836,592	100.00%	$34.40

Total Vacant		94,226
Total Square Feet		409,222

Total Anchor and Shop Tenants
Month to Month	1	2,609	0.26%	179,976	0.88%	68.98
2011	4	8,092	0.81%	494,158	2.40%	61.07
2012	13	60,093	6.05%	1,446,368	7.04%	24.07
2013	13	98,138	9.87%	2,428,580	11.82%	24.75
2014	16	113,692	11.44%	2,539,652	12.36%	22.34
2015	12	61,196	6.16%	1,322,796	6.44%	21.62
2016	14	59,593	6.00%	1,821,252	8.86%	30.56
2017	7	77,646	7.81%	2,179,698	10.61%	28.07
2018	7	247,931	24.95%	2,816,236	13.70%	11.36
2019	4	18,435	1.85%	1,133,532	5.52%	61.49
2020	3	10,375	1.04%	136,718	0.67%	13.18
2021	6	114,178	11.49%	1,784,448	8.68%	15.63
2022	1	65,028	6.54%	1,040,447	5.06%	16.00
2025	1	49,878	5.02%	1,077,752	5.24%	21.61
2026	2	6,935	0.70%	148,623	0.72%	21.43
Total	104	993,819	100.00%	$20,550,236	100.00%	$20.68

Total Vacant		134,426
Total Square Feet		1,128,245

Urban/Street Retail Developments - Operating Properties
($ in millions)

					Acquisition & Development Costs
						Estimated	Estimated	Outstanding
Property	Location	Sq. Ft.	Leased (%)	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
			100% Retail	Walgreens, Best Buy, 24 Hour Fitness, Sears	$125.2	$7.9	$133.1	$85.4
Fordham Place	Bronx	260,000	32% Office
Pelham Manor Shopping Plaza1	Westchester	320,000	91%	BJ's Wholesale Club, PetSmart, Storage Post	62.9	1.9	64.8	34.0
216th Street	Manhattan	60,000	100%	NYC Human Resources Administration	27.7	-	27.7	25.5
Liberty Avenue1	Queens	125,000	100%	CVS, Storage Post	15.5	0.1	15.6	10.0
161st Street2	Bronx	230,000	100%	Various New York City and State Agencies	62.8	3.9	66.7	28.9
Atlantic Avenue	Brooklyn	110,000	n/a	Storage Post	22.3	0.1	22.4	11.5
Canarsie Plaza3	Brooklyn	275,000	92%	BJ's Wholesale Club, Planet Fitness, PetSmart	85.6	5.4	91.0	49.9
TOTAL		1,380,000	93% Retail 78% Office		$402.0	$19.3	$421.3	$245.2

Notes:
1 Acquired a ground lease interest in this property.
2 In the process of redeveloping this property.
3 Incurred cost is net of lease termination income of $23.9 million from Home Depot.
4 Reconciliation of total incurred development costs to the Balance Sheet:

By Balance Sheet Line Item:
Operating Real Estate	$414.1
Net Real Estate Under Development	214.1
Gain From Bargain Purchase	(33.8)
Home Depot Lease Termination Income	(23.9)
Total Incurred Development Costs	$570.5

By Project Status:
Operating Properties	$402.0
Under Construction	111.8
In Design	56.7
Total Incurred Development Costs	$570.5

Urban/Street Retail Developments - Construction & Design
($ in millions)

						Acquisition & Development Costs
		Estimated	Leased (%)				Estimated	Estimated	Outstanding
Property	Location	Completion	Sq. Ft.	Leased (%)	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Under Construction
City Point1	Brooklyn	TBD	550,000	-	TBD	$88.3	$111.7	$200.0	$40.7
In Design
Sherman Plaza	Manhattan	TBD	TBD	-	TBD	$33.9	TBD	TBD	$-

FUND III
Under Construction
125 Main Street	Westport, CT	2nd half 2011	26,000	84%	Gap, Brooks Brothers Women	$23.5	$2.1	$25.6	$-
In Design
Sheepshead Bay	Brooklyn	TBD	TBD	-	TBD	$22.8	TBD	TBD	$-

Notes:
1 Acquired a ground lease interest in this property. The first 50,000 square feet of the project (Phase 1) is under construction.
Construction on the next 500,000 square feet (Phase 2) is anticipated to start during 2012.

Retailer Controlled Property ("RCP") Venture - Overview
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through June 30, 2011

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$32,575	$49,524	1.5	x
		2007
Mervyns II	Albertson’s	2006 through	23,133	78,732	3.4	x
		2007
Fund II and Mervyns II	Other investments 1	2006 through	6,476	5,138	0.8	x
		2008
Total			$62,184	$133,394	2.1	x

Notes:
1Represents investments in Shopko, Marsh and Rex Stores.

Storage Portfolio Property Detail

				Occupancy
Owner	Operating Properties	Location	Net Rentable Square Feet	June 30, 2011	March 30, 2011	December 30, 2010	September 30, 2010	June 30, 2010

	Stabilized
Fund III	Suffern	Suffern, New York	78,950
Fund III	Yonkers	Westchester, New York	100,697
Fund III	Jersey City	Jersey City, New Jersey	76,920
Fund III	Webster Ave	Bronx, New York	36,359
Fund III	Linden	Linden, New Jersey	84,035
Fund III	Bruckner Blvd	Bronx, New York	89,473
Fund III	New Rochelle	Westchester, New York	42,155
Fund III	Lawrence	Lawrence, New York	97,743
	Subtotal Stabilized		606,332	91.4%	87.5%	86.3%	85.2%	82.4%

	Repositioned - in Lease-up
Fund III	Long Island City	Queens, New York	134,301
	Subtotal in lease-up		134,301	80.0%	75.3%	72.1%	70.0%	65.5%

	In initial Lease-up
Fund II	Liberty Avenue	Queens, New York	72,775
Fund II	Pelham Plaza	Pelham Manor, New York	62,020
Fund II	Atlantic Avenue	Brooklyn, New York	75,686
Fund III	Fordham Road	Bronx, New York	85,155
Fund III	Ridgewood	Queens, New York	88,054
	Subtotal in initial lease-up		383,690	78.5%	66.1%	62.7%	57.0%	50.3%

	Total		1,124,323	85.6%	78.7%	76.5%	73.8%	69.4%

Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

NEW YORK

Connecticut
239 Greenwich Avenue1		75.0%	-	16,834	16,834	-	100.00%	100.00%	$-	$1,554,663	$1,554,663	$-	$92.35	$92.35

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,652	149,262	100.00%	85.70%	91.70%	1,486,006	1,874,116	3,360,122	23.73	25.24	24.55
A & P Shopping Plaza	A&P	60.0%	49,463	13,445	62,908	100.00%	53.55%	90.07%	950,000	217,419	1,167,419	19.21	30.20	20.60
Total - New Jersey			112,073	100,097	212,170	100.00%	81.38%	91.22%	2,436,006	2,091,535	4,527,541	21.74	25.68	23.39

New York
Village Commons Shopping Center	-	100.0%	-	87,330	87,330	-	91.32%	91.32%	-	2,389,635	2,389,635	-	29.96	29.96
Branch Plaza	CVS	100.0%	74,050	51,662	125,712	14.92%	89.35%	45.51%	251,388	1,300,201	1,551,589	22.75	28.17	27.12
Amboy Center	King Kullen	100.0%	37,266	22,824	60,090	100.00%	100.00%	100.00%	745,320	869,649	1,614,969	20.00	38.10	26.88
Bartow Avenue	-	100.0%	-	14,676	14,676	-	89.49%	89.49%	-	439,246	439,246	-	33.43	33.43
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	44,328	96,380	100.00%	79.92%	90.76%	405,346	709,160	1,114,506	7.79	20.02	12.74
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000	23.00	-	23.00
West 54th Street	-	100.0%	-	9,693	9,693	-	100.00%	100.00%	-	2,594,871	2,594,871	-	267.71	267.71
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	-	100.00%	625,000	-	625,000	31.85	-	31.85
Crossroads Shopping Center	Kmart	49.0%	201,296	108,191	309,487	81.02%	82.12%	81.40%	1,693,853	3,909,411	5,603,264	10.39	44.00	22.24
Mercer Street	-	100.0%	-	6,225	6,225	-	100.00%	100.00%	-	372,000	372,000	-	59.76	59.76
Total - New York			439,286	344,929	784,215	76.96%	87.57%	81.63%	4,985,907	12,584,173	17,570,080	14.75	41.66	27.45

Total New York			551,359	461,860	1,013,219	81.64%	86.68%	83.94%	$7,421,913	$16,230,371	$23,652,284	$16.49	$40.54	$27.81

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	90.60%	98.03%	$969,144	$653,960	$1,623,104	$14.72	$16.71	$15.46

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	736,464	222,225	958,689	6.14	22.18	7.37
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,156	218,141	100.00%	69.14%	91.35%	1,178,872	420,827	1,599,699	7.51	9.95	8.03
Total - Massachusetts			276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	643,052	2,558,388	6.91	12.30	7.77

New York
New Loudon Center	Marshalls, Price Chopper,	100.0%	251,058	4,615	255,673	100.00%	100.00%	100.00%	1,828,706	130,418	1,959,124	7.28	28.26	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	196,710	88,007	284,717	100.00%	79.14%	93.55%	1,463,854	905,610	2,369,464	7.44	13.00	8.90

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,528	101,712	100.00%	45.21%	84.63%	1,353,904	269,580	1,623,484	18.50	20.90	18.86

Total New England			961,100	235,510	1,196,610	100.00%	75.83%	95.24%	$7,530,944	$2,602,620	$10,133,564	$8.72	$14.57	$9.72

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Retail Properties - Detail (continued)

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,433	99,125	100.00%	83.36%	92.04%	$225,436	$846,012	1,071,448	$4.36	$21.40	11.74
Clark Diversey	-	100.0%	-	19,265	19,265	0.00%	87.28%	87.28%	-	756,773	756,773	-	45.01	45.01
West Diversey	Trader Joe's	100.0%	16,500	29,759	46,259	100.00%	68.51%	79.74%	900,000	457,463	1,357,463	54.55	22.44	36.80
Total - Illinois			68,192	96,457	164,649	100.00%	79.56%	88.03%	1,125,436	2,060,248	3,185,684	16.50	26.85	21.98

Indiana
Merrillville Plaza	JC Penney, Office Max,	100.0%	123,369	112,535	235,904	100.00%	82.18%	91.50%	1,251,160	1,599,677	2,850,837	10.14	17.30	13.21
	TJ Maxx, K&G Superstore
Michigan
Bloomfield Towne Square1	Best Buy, Home Goods,	100.0%	172,436	63,149	235,585	60.91%	93.55%	69.66%	987,559	1,254,058	2,241,617	9.40	21.23	13.66
	TJ Maxx
Ohio
Mad River Station2	Babies 'R' Us, Office Depot,	100.0%	58,185	67,799	125,984	100.00%	77.02%	87.63%	552,195	847,453	1,399,648	9.49	16.23	12.68

Total Midwest			422,182	339,940	762,122	84.03%	82.52%	83.36%	$3,916,350	$5,761,436	$9,677,786	$11.04	$20.54	$15.23

MID-ATLANTIC

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	47,915	56,803	104,718	56.74%	84.17%	71.62%	$476,121	$688,296	$1,164,417	$17.51	$14.40	$15.53

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	22.2%	831,207	43,782	874,989	96.99%	70.85%	95.68%	12,320,113	599,868	12,919,981	15.28	19.34	15.43
	Target, Dicks Sporting Goods
Market Square Shopping Center	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	97.77%	98.71%	703,062	1,760,346	2,463,408	16.41	30.42	24.46
Naamans Road	-	22.2%	-	19,970	19,970	0.00%	54.94%	54.94%	-	558,340	558,340	-	50.89	50.89
Total - Delaware			874,057	122,949	997,006	97.14%	81.23%	95.18%	13,023,175	2,918,554	15,941,729	15.34	29.22	16.80

Pennsylvania
Mark Plaza	Kmart, Redner's Market	100.0%	157,595	58,806	216,401	100.00%	48.60%	86.03%	652,095	177,827	829,922	4.14	6.22	4.46
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852	4.60	9.34	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	367,659	1,174,010	5.50	12.67	6.69
Chestnut Hill3		100.0%	-	40,570	40,570	0.00%	22.55%	22.55%	-	325,483	325,483	-	35.57	35.57
Abington Towne Center4	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	283,500	828,461	1,111,961	10.50	27.54	19.48
Total - Pennsylvania			628,677	176,461	805,138	100.00%	64.12%	92.14%	2,385,449	1,851,779	4,237,228	5.06	16.37	7.25

Total Mid-Atlantic			1,550,649	356,213	1,906,862	97.05%	73.22%	92.60%	$15,884,745	$5,458,629	$21,343,374	$11.79	$20.93	$13.27

TOTAL CORE PROPERTIES			3,485,290	1,393,523	4,878,813	93.85%	80.39%	90.01%	$34,753,952	$30,053,056	$64,807,008	$11.52	$26.83	$15.67

TOTAL CORE PROPERTIES - weighted based on ownership interest5			2,683,002	1,233,129	3,916,132	93.46%	80.30%	89.32%	$23,380,661	$25,313,572	$48,694,233	$9.32	$25.56	$13.92

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1Re-anchoring activities at this property commenced during the second quarter 2011 and are expected to be completed in the second half of 2012.
2The GLA for this property excludes 29,857 square feet of office space.
3This consists of two separate buildings.
4Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5Weighted based on Acadia's ownership interest in the properties.

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	75.0%	5.7%	2	163,159	60,021	223,180	100.00%	93.24%	98.18%	$969,144	$2,208,623	$3,177,767

Delaware	22.2%	7.0%	3	874,057	122,949	997,006	97.14%	81.23%	95.18%	13,023,175	2,918,554	15,941,729

Illinois	100.0%	6.5%	3	68,192	96,457	164,649	100.00%	79.56%	88.03%	1,125,436	2,060,248	3,185,684

Indiana	100.0%	5.9%	1	123,369	112,535	235,904	100.00%	82.18%	91.50%	1,251,160	1,599,677	2,850,837

Massachusetts	100.0%	5.3%	2	276,989	71,173	348,162	100.00%	73.48%	94.58%	1,915,336	643,052	2,558,388

Michigan	100.0%	4.6%	1	172,436	63,149	235,585	60.91%	93.55%	69.66%	987,559	1,254,058	2,241,617

New Jersey	89.7%	10.7%	3	159,988	156,900	316,888	87.04%	82.39%	84.74%	2,912,127	2,779,831	5,691,958

New York	83.7%	34.4%	11	690,344	349,544	1,039,888	85.34%	87.74%	86.14%	6,814,613	12,714,591	19,529,204

Ohio	100.0%	2.9%	1	58,185	67,799	125,984	100.00%	77.02%	87.63%	552,195	847,453	1,399,648

Pennsylvania	100.0%	8.8%	5	628,677	176,461	805,138	100.00%	64.12%	92.14%	2,385,449	1,851,779	4,237,228

Rhode Island	100.0%	4.9%	1	196,710	88,007	284,717	100.00%	79.14%	93.55%	1,463,854	905,610	2,369,464

Vermont	100.0%	3.3%	1	73,184	28,528	101,712	100.00%	45.21%	84.63%	1,353,904	269,580	1,623,484

Total - Core Portfolio		100.0%	34	3,485,290	1,393,523	4,878,813	93.85%	80.39%	90.01%	$34,753,952	$30,053,056	$64,807,008

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross						ProRata
	Number of stores	Wholly Owned		Joint Ventures1		Combined		Combined		Percentage of Total
	in combined									Percentage of
Tenant	portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaws)	3	175,801	$2,420,980	-	$-	175,801	$2,420,980	175,801	$2,420,980	4.0%	4.6%

TJX Companies	7	165,058	1,278,154	56,108	951,655	221,166	2,229,809	196,419	1,872,900	4.4%	3.6%
-- T.J. Maxx	4	88,200	773,100	31,175	428,062	119,375	1,201,162	95,127	854,724	2.1%	1.6%
-- Marshalls	1	37,212	158,151	-	-	37,212	158,151	37,212	158,151	0.8%	0.3%
-- Homegoods	2	39,646	346,903	24,933	523,593	64,579	870,496	64,080	860,025	1.4%	1.6%

A&P	2	97,236	2,001,006	-	-	97,236	2,001,006	77,451	1,621,006	1.7%	3.1%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	334,669	1,428,078	7.5%	2.7%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	273,969	1,170,078	6.2%	2.2%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	1.4%	0.5%

Ahold (Stop and Shop)	2	117,911	1,374,490	-	-	117,911	1,374,490	117,911	1,374,490	2.7%	2.6%

Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	211,003	1,099,996	4.8%	2.1%

Trader Joe's	2	16,500	900,000	11,675	275,000	28,175	1,175,000	19,094	961,111	0.4%	1.8%

Barnes & Noble	2	19,622	625,000	12,430	397,760	32,052	1,022,760	25,713	819,902	0.6%	1.6%

Sleepy's	4	32,619	789,858	-	-	32,619	789,858	32,619	789,858	0.7%	1.5%

Pier 1 Imports	3	19,255	437,304	8,818	348,576	28,073	785,880	23,576	608,106	0.5%	1.2%

CVS	3	34,300	563,823	-	-	34,300	563,823	34,300	563,823	0.8%	1.1%
JP Morgan Chase Bank	4	16,242	425,081	3,745	325,000	19,987	750,081	17,177	558,145	0.4%	1.1%
Payless Shoesource	7	22,236	473,871	3,090	114,330	25,326	588,201	23,750	529,893	0.5%	1.0%
The Avenue	4	17,236	342,869	8,250	327,360	25,486	670,229	21,279	503,275	0.5%	1.0%
Drexel Heritage	2	13,315	332,875	21,827	471,245	35,142	804,120	18,161	437,586	0.4%	0.8%
Dollar Tree	5	45,387	424,145	-	-	45,387	424,145	45,387	424,145	1.0%	0.8%
Citibank	3	5,486	263,328	8,470	438,539	13,956	701,867	8,283	417,306	0.2%	0.8%
Coldwell Banker	2	14,012	320,948	-	-	14,012	320,948	14,012	320,948	0.3%	0.6%
Dots	4	17,698	292,128	-	-	17,698	292,128	17,698	292,128	0.4%	0.6%
Starbucks	4	8,316	256,264	-	-	8,316	256,264	8,316	256,264	0.2%	0.5%

TOTAL	69	1,334,547	$15,772,735	235,138	$4,215,715	1,569,685	$19,988,450	1,422,618	$17,299,939	32.1%	33.1%

Notes:
1Represents Brandywine and Crossroads joint ventures.

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2011	1	18,893	0.63%	523,962	1.51%	27.73
2012	8	358,047	11.87%	3,242,599	9.33%	9.06
2013	9	342,666	11.36%	4,320,075	12.43%	12.61
2014	6	239,665	7.95%	1,767,951	5.09%	7.38
2015	6	274,639	9.11%	3,800,857	10.94%	13.84
2016	6	173,422	5.75%	1,761,403	5.07%	10.16
2017	4	159,389	5.28%	2,661,119	7.66%	16.70
2018	5	383,288	12.71%	4,212,248	12.12%	10.99
2019	6	136,521	4.53%	1,074,661	3.09%	7.87
2020	5	233,350	7.74%	2,309,505	6.65%	9.90
2021	6	248,306	8.23%	2,383,120	6.86%	9.60
2022	2	69,837	2.32%	1,700,000	4.89%	24.34
2024	3	188,506	6.25%	3,273,048	9.42%	17.36
2028	4	189,509	6.28%	1,723,404	4.96%	9.09
Total	71	3,016,038	100.00%	$34,753,952	100.00%	$11.52

Anchor GLA Owned by Tenants		254,916
Total Vacant		214,336
Total Square Feet		3,485,290

Shop Tenants
2011	27	93,686	8.40%	2,255,081	7.50%	24.07
2012	47	145,805	13.08%	3,760,455	12.51%	25.79
2013	53	151,961	13.63%	4,485,551	14.93%	29.52
2014	53	204,841	18.37%	6,054,528	20.15%	29.56
2015	33	162,032	14.53%	2,746,974	9.14%	16.95
2016	23	119,736	10.74%	2,701,687	8.99%	22.56
2017	14	42,683	3.83%	1,975,434	6.57%	46.28
2018	21	50,299	4.51%	1,874,545	6.24%	37.27
2019	13	28,067	2.52%	784,218	2.61%	27.94
2020	11	23,587	2.12%	660,765	2.20%	28.01
2021	9	52,011	4.66%	1,381,330	4.60%	26.56
2022	4	20,055	1.80%	530,643	1.77%	26.46
2023	2	7,362	0.66%	129,298	0.43%	17.56
2025	1	3,120	0.28%	29,047	0.10%	9.31
2027	1	5,975	0.54%	358,500	1.19%	60.00
2030	1	3,745	0.34%	325,000	1.08%	86.78
Total	313	1,114,965	100.00%	$30,053,056	100.00%	$26.95

Total Vacant		278,558
Total Square Feet		1,393,523

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and
Shop Tenants
2011	28	112,579	2.73%	2,779,043	4.29%	24.69
2012	55	503,852	12.20%	7,003,054	10.81%	13.90
2013	62	494,627	11.97%	8,805,626	13.59%	17.80
2014	59	444,506	10.76%	7,822,479	12.07%	17.60
2015	39	436,671	10.57%	6,547,831	10.10%	14.99
2016	29	293,158	7.10%	4,463,090	6.89%	15.22
2017	18	202,072	4.89%	4,636,553	7.15%	22.95
2018	26	433,587	10.50%	6,086,793	9.39%	14.04
2019	19	164,588	3.98%	1,858,879	2.87%	11.29
2020	16	256,937	6.22%	2,970,270	4.58%	11.56
2021	15	300,317	7.27%	3,764,450	5.81%	12.53
2022	6	89,892	2.18%	2,230,643	3.44%	24.81
2023	2	7,362	0.18%	129,298	0.20%	17.56
2024	3	188,506	4.56%	3,273,048	5.05%	17.36
2025	1	3,120	0.08%	29,047	0.04%	9.31
2027	1	5,975	0.14%	358,500	0.55%	60.00
2028	4	189,509	4.59%	1,723,404	2.66%	9.09
2030	1	3,745	0.09%	325,000	0.50%	86.78
Total	384	4,131,003	100.00%	64,807,008	100.00%	15.69

Anchor GLA Owned by Tenants		254,916
Total Vacant		492,894
Total Square Feet		4,878,813

Core Portfolio - New and Renewal Rent Spreads 1
Based on Lease Execution Dates

	Year to date		3 months ended		3 months ended
	June 30, 2011		June 30, 2011		March 31, 2011
	Cash2	GAAP3	Cash2	GAAP3	Cash2	GAAP3
New leases
Number of new leases commencing	12	12	2	2	10	10
GLA	99,427	99,427	3,154	3,154	96,273	96,273
New base rent	$15.11	$15.27	$24.43	$25.07	$14.80	$14.95
Previous base rent (and percentage rent)	$15.91	$15.47	$40.52	$37.69	$15.10	$14.74
Percentage growth in base rent	-5.0%	-1.3%	-39.7%	-33.5%	-2.0%	1.4%
Average cost per square foot	$67.55	$67.55	$69.74	$69.74	$67.48	$67.48
Weighted Average Lease Term (years)	7.8	7.8	8.2	8.2	7.8	7.8

Renewal leases
Number of renewal leases commencing	14	14	8	8	6	6
GLA	152,699	152,699	123,099	123,099	29,600	29,600
New base rent	$10.87	$11.07	$9.95	$10.16	$14.72	$14.84
Expiring base rent (and percentage rent)	$10.74	$10.44	$9.54	$9.25	$15.71	$15.40
Percentage growth in base rent	1.3%	6.0%	4.3%	9.8%	-6.3%	-3.6%
Average cost per square foot	$0.10	$0.10	$0.00	$0.00	$0.51	$0.51
Weighted Average Lease Term (years)	4.9	4.9	4.6	4.6	6.0	6.0

Total new and renewal Leases
Number of new and renewal leases commencing	26	26	10	10	16	16
GLA commencing	252,126	252,126	126,253	126,253	125,873	125,873
New base rent	$12.54	$12.72	$10.31	$10.53	$14.78	$14.92
Expiring base rent (and percentage rent)	$12.77	$12.42	$10.31	$9.96	$15.24	$14.90
Percentage growth in base rent	-1.8%	2.4%	0.0%	5.7%	-3.0%	0.2%
Average cost per square foot	$26.70	$26.70	$1.74	$1.74	$51.73	$51.73
Weighted Average Lease Term (years)	6.0	6.0	4.7	4.7	7.4	7.4

Notes:
1Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
3Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter and Year-to-Date

	Year-to-Date	Current Quarter	Prior Quarter

	Period ended	3 months ended	3 months ended	Prior Year ended
	June 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Leasing Commissions	$886	$411	$475	$671
Tenant Improvements	3,818	2,580	1,237	3,855
Capital Expenditures	218	-	218	146
Redevelopments	-		-	-
Total	$4,922	$2,991	$1,930	$4,672

Notes:
1 Includes $1,141 of costs associated with the redevelopment of 2914 Third Avenue.

Property Demographics - Core
							3-Mile Radius2				5-Mile Radius2
				Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Core	Brandywine/Mkt Sq./Naamans Rd.	Wilmington	DE	3	15,941,729	997,006	110,839	45,584	$63,729	$68,575	188,535	76,355	$72,069	$74,895
Core	Elmwood Park Shopping Center	Elmwood Park	NJ	3	3,360,122	149,262	248,932	81,257	60,826	69,326	586,661	200,354	67,746	78,008
Core	Chestnut Hill	Philadelphia	PA	3	325,483	40,570	147,322	60,592	63,508	79,148	396,137	159,190	61,052	77,569
Core	Abington Towne Center	Abington	PA	3	1,111,961	216,369	88,887	35,153	78,175	97,812	296,425	117,842	69,750	84,152
Core	Clark & Diversey	Chicago	IL	1	756,773	19,265	80,058	47,674	74,864	107,610	133,868	78,221	80,762	114,242
Core	Hobson West Plaza	Naperville	IL	3	1,071,448	99,125	95,896	34,156	109,898	113,927	236,016	84,332	108,127	112,720
Core	Methuen Shopping Center	Methuen	MA	5	958,689	130,021	91,440	33,166	48,242	56,292	194,882	72,424	55,911	64,367
Core	Crossroads Shopping Center	White Plains	NY	3	5,603,264	309,487	107,610	40,014	99,898	116,168	213,143	77,239	117,243	135,295
Core	The Branch Plaza	Smithtown	NY	3	1,551,589	125,712	64,812	21,738	103,946	126,961	191,293	61,590	94,383	113,936
Core	Amboy Road	Staten Island	NY	3	1,614,969	60,090	97,141	33,846	82,727	86,666	162,143	57,055	79,869	84,373
Core	Village Commons Shopping Center	Smithtown	NY	3	2,389,635	87,330	63,231	21,079	102,376	124,093	173,029	56,356	98,040	119,322
Core	Bloomfield Town Square	Bloomfield Hills	MI	5	2,241,617	235,585	58,074	22,758	88,141	102,572	157,331	61,379	95,034	105,404
Core	Crescent Plaza	Brockton	MA	3	1,599,699	218,141	96,005	32,593	53,420	62,806	161,182	55,405	59,665	68,969
Core	239 Greenwich Avenue	Greenwich	CT	5	1,554,663	16,834	64,308	23,814	125,719	162,508	135,320	48,542	122,962	156,902
Core	Town Line Plaza	Rocky Hill	CT	3	1,623,104	206,346	45,422	18,687	75,874	82,339	150,566	58,641	66,002	73,788
Core	New Loudon Center	Latham	NY	5	1,959,124	255,673	42,239	16,004	63,599	76,258	151,343	61,547	55,150	67,252
Core	Pacesetter Park Shopping Center	Pomona	NY	3	1,114,506	96,380	19,646	6,760	101,782	120,862	99,896	29,978	87,372	107,422
Core	LA Fitness, Staten Island	Staten Island	NY	3	1,265,000	55,000	35,839	12,953	67,765	72,134	128,706	44,479	74,225	77,867
Core	West 54th Street	Manhattan	NY	1	2,594,871	9,693	42,128	25,011	91,410	155,737	160,333	90,051	93,753	164,270
Core	East 17th Street	Manhattan	NY	1	625,000	19,622	70,157	39,495	92,939	175,048	261,569	143,187	79,749	138,454
Core	Mad River Station	Dayton	OH	5	1,399,648	125,984	57,875	25,349	66,903	70,623	154,785	55,374	69,503	74,465
Core	Mark Plaza	Edwardsville	PA	5	829,922	216,401	87,545	37,108	37,075	46,254	121,815	50,915	39,826	49,730
Core	Bartow Avenue	The Bronx	NY	2	439,246	14,676	273,331	99,165	49,510	59,160	575,057	206,470	47,306	57,042
Core	Walnut Hill Plaza	Woonsocket	RI	5	2,369,464	284,717	58,072	22,079	50,251	59,544	91,962	35,206	58,299	69,645
Core	A & P Shopping Plaza	Boonton	NJ	5	1,167,419	62,908	46,107	17,845	104,048	129,404	99,937	37,448	101,964	122,465
Core	Merrillville Plaza	Hobart	IN	5	2,850,837	235,904	28,125	11,745	59,051	57,903	79,178	30,967	55,914	56,106
Core	The Gateway Shopping Center	So. Burlington	VT	3	1,623,484	101,712	49,599	20,331	51,135	64,086	74,461	30,538	54,695	67,272
Core	Marketplace of Absecon	Absecon	NJ	3	1,164,417	104,718	28,925	10,533	59,908	74,572	69,370	23,899	59,194	72,233
Core	Plaza 422	Lebanon	PA	3	795,852	156,279	44,076	18,114	42,329	44,905	63,493	25,552	47,678	49,724
Core	Route 6 Plaza	Honesdale	PA	5	1,174,010	175,519	7,948	3,467	36,983	47,590	12,024	5,030	39,415	49,983
Core	West Diversey	Chicago	IL	1	1,357,463	46,259	57,904	37,481	66,689	94,576	361,880	198,507	70,933	100,699
Core	Mercer Street	New York	NY	1	372,000	6,225	48,262	20,078	76,510	134,753	209,871	90,080	70,637	119,525

Total Core 1
Weighted Average - Based on GLA							71,865	27,467	$67,178	$78,488	167,773	63,806	$68,284	$79,136
Weighted Average - Based on base rent							78,971	30,450	$73,917	$90,025	190,545	74,062	$75,543	$91,406

Notes:
1 Calculations have been pro-rated based on the Company's ownership % in joint ventures.
2 West 54th Street , East 17th Street & Mercer Street reflect .5 and 1 mile radius figures; Clark & Diversey reflects 1 and 1.5 mile radius figures;
West Diversey reflects 1 and 3 mile radius figures; LA Fitness and Bartow reflect 2 aned 3 mile radius figures.

Property Demographics - Funds
							3-Mile Radius2				5-Mile Radius2
				Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Classification	Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Fund I	Granville Center	Columbus	OH	3	593,022	134,997	111,765	47,215	55,123	56,507	270,244	110,564	61,798	64,113
Fund I	Tarrytown Shopping Center	Tarrytown	NY	2	905,634	34,979	22,110	8,246	86,276	112,075	35,192	12,933	89,621	116,661
Fund II	400 East Fordham Road	The Bronx	NY	2	5,519,760	119,446	649,998	214,775	33,106	43,969	1,214,522	401,588	35,202	47,217
Fund II	Pelham Manor Shopping Plaza	Westchester	NY	3	5,624,892	228,521	401,439	145,255	57,360	68,075	532,763	168,549	35,031	49,370
Fund II	Canarsie	Brooklyn	NY	1	6,145,440	273,536	111,699	36,850	47,249	56,580	1,222,610	400,044	53,590	64,781
Fund II	161st Street	The Bronx	NY	1	4,450,659	230,281	199,667	64,948	23,956	35,877	734,022	236,490	25,864	39,464
Fund II	Liberty Avenue	Queens	NY	1	844,305	26,125	91,638	28,967	53,392	62,024	338,406	102,483	50,598	60,663
Fund II	216th Street	Manhattan	NY	1	2,460,000	60,000	160,656	54,093	38,123	51,821	948,832	311,867	35,661	48,955
Fund III	Cortlandt Towne Center	Mohegan Lake	NY	3	9,350,255	641,211	36,790	11,992	98,885	106,063	89,641	30,347	90,138	100,808
Fund III	White City	Shrewsbury	MA	3	4,763,820	255,516	94,955	38,180	49,759	62,004	211,652	80,653	54,993	68,709
Fund III	White Oak	Silver Spring	MD	3	874,416	64,626	92,060	34,141	80,124	97,014	256,978	88,658	78,604	94,563
Fund III	Lincoln Road	Miami Beach	FL	3	2,981,340	61,443	60,730	35,165	44,469	73,128	213,203	100,137	40,684	60,999
Fund III	Heritage Shops	Chicago	IL	3	2,580,405	105,449	291,977	148,982	70,575	101,644	743,136	328,907	60,757	84,919

Fund I 1
Weighted Average - Based on GLA							93,323	39,199	61,531	67,937	221,893	90,481	67,521	74,922
Weighted Average - Based on base rent							57,598	23,671	73,945	90,080	128,232	51,578	78,608	95,861

Fund II - Urban In-Fill 1
Weighted Average - Based on GLA							285,031	97,190	41,444	52,291	871,091	282,990	37,775	50,629
Weighted Average - Based on base rent							325,567	110,406	41,284	52,207	907,034	295,558	37,814	50,566

Fund III 1
Weighted Average - Based on GLA							77,617	33,059	82,375	94,586	193,593	76,500	76,965	90,370
Weighted Average - Based on base rent							88,067	39,680	76,457	91,328	225,497	92,505	71,440	86,124

Total - Core and Funds1
Weighted Average - Based on GLA							76,804	29,250	66,943	78,191	183,986	69,129	67,856	78,763
Weighted Average - Based on base rent							89,920	34,230	72,574	88,410	222,665	84,235	73,767	89,465

Notes:
1 Does not include the Kroger/Safeway Portfolio. Calculations have been pro-rated based on the Company's ownership % in the joint venture.
2 Canarsie Plaza, 161st Street and Liberty Avenue reflect 1 and 2 mile radius figures, 216th St. reflects 1 and 3 mile radius figures and
Fordham Road reflects 2 aned 3 mile radius figures.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.  Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.  The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.